UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   October 19, 2005
COSTAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (301) 215-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 19, 2005, CoStar Group, Inc. announced its financial results for the quarter ended September 30, 2005. The full text of the press release (the “Press Release”) issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in the Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Registrant’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.
Date: October 19, 2005	By:	/s/ Frank A. Carchedi
		Name:	Frank A. Carchedi
		Title:	Chief Financial Officer

Exhibit Index
Exhibit 99.1           Press Release Dated October 19, 2005.